================================================================================

                                   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-04797

                      Oppenheimer Equity Income Fund, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
              (Address of principal executive offices)  (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
           Two World Financial Center, New York, New York 10281-1008
           ---------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: October 31

                      Date of reporting period: 07/29/2011

================================================================================

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS   July 29, 2011* (Unaudited)

                                                              Shares            Value
-----------------------------------------------------------------------------------------
COMMON STOCKS-79.8%
CONSUMER DISCRETIONARY-11.2%
-----------------------------------------------------------------------------------------
AUTO COMPONENTS-0.4%
Lear Corp.                                                     220,000        $10,780,000
-----------------------------------------------------------------------------------------
AUTOMOBILES-1.2%
Ford Motor Co.(1)                                            2,325,000         28,388,250
-----------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE-0.6%
Wyndham Worldwide Corp.                                        387,500         13,403,625
-----------------------------------------------------------------------------------------
HOUSEHOLD DURABLES-0.5%
MDC Holdings, Inc.(2)                                          500,000         11,305,000
-----------------------------------------------------------------------------------------
MEDIA-2.3%
Cinemark Holdings, Inc.                                        500,000          9,745,000
-----------------------------------------------------------------------------------------
Comcast Corp., Cl. A Special, Non-Vtg.                         992,500         23,164,950
-----------------------------------------------------------------------------------------
Regal Entertainment Group                                      412,500          5,275,875
-----------------------------------------------------------------------------------------
Time Warner Cable, Inc.                                        220,000         16,128,200
                                                                              -----------
                                                                               54,314,025
-----------------------------------------------------------------------------------------
MULTILINE RETAIL-4.0%
Kohl's Corp.(2)                                                824,750         45,122,073
-----------------------------------------------------------------------------------------
Target Corp.                                                   957,500         49,301,675
                                                                              -----------
                                                                               94,423,748
-----------------------------------------------------------------------------------------
SPECIALTY RETAIL-2.2%
Foot Locker, Inc.(2)                                         1,450,000         31,508,500
-----------------------------------------------------------------------------------------
Lowe's Cos., Inc.                                              665,000         14,350,700
-----------------------------------------------------------------------------------------
OfficeMax, Inc.(1)                                           1,000,000          7,080,000
                                                                              -----------
                                                                               52,939,200
-----------------------------------------------------------------------------------------
CONSUMER STAPLES-3.6%
-----------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING-2.8%
-----------------------------------------------------------------------------------------
CVS Caremark Corp.                                             530,000         19,265,500
-----------------------------------------------------------------------------------------
Kroger Co. (The)                                             1,000,000         24,870,000
-----------------------------------------------------------------------------------------
Walgreen Co.                                                   565,000         22,057,600
                                                                              -----------
                                                                               66,193,100
-----------------------------------------------------------------------------------------
FOOD PRODUCTS-0.5%
Archer-Daniels-Midland Co.                                     400,000         12,152,000
-----------------------------------------------------------------------------------------
TOBACCO-0.3%
Philip Morris International, Inc.(2)                           107,500          7,650,775
-----------------------------------------------------------------------------------------
ENERGY-11.5%
-----------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES-2.3%
-----------------------------------------------------------------------------------------
Ensco plc, Sponsored ADR(2)                                    487,500         25,959,375
-----------------------------------------------------------------------------------------
Halliburton Co.(2)                                             525,000         28,733,250
                                                                              -----------
                                                                               54,692,625
-----------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS-9.2%
Chevron Corp.                                                  547,500         56,950,950
-----------------------------------------------------------------------------------------
CONSOL Energy, Inc.(2)                                         482,500         25,862,000
-----------------------------------------------------------------------------------------
Exxon Mobil Corp.(2)                                           432,500         34,509,175
-----------------------------------------------------------------------------------------
Kinder Morgan Management LLC(1)                                      1                 33
-----------------------------------------------------------------------------------------
Kinder Morgan, Inc.                                          1,080,000         30,488,400
-----------------------------------------------------------------------------------------
Marathon Oil Corp.(2)                                          450,000         13,936,500
-----------------------------------------------------------------------------------------

1 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS   July 29, 2011* (Unaudited)

                                                                            Shares            Value
------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
------------------------------------------------------------------------------------------------------
Marathon Petroleum Corp.(1,2)                                               225,000        $ 9,852,750
------------------------------------------------------------------------------------------------------
Royal Dutch Shell plc, ADR                                                  442,500         32,550,300
------------------------------------------------------------------------------------------------------
Targa Resources Corp.                                                       404,000         13,639,040
                                                                                           -----------
                                                                                           217,789,148
------------------------------------------------------------------------------------------------------
FINANCIALS-21.1%
------------------------------------------------------------------------------------------------------
CAPITAL MARKETS-2.6%
------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                                             285,750         38,567,678
------------------------------------------------------------------------------------------------------
Morgan Stanley                                                            1,000,000         22,250,000
                                                                                           -----------
                                                                                            60,817,678
------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS-5.1%
CIT Group, Inc.(1)                                                          890,000         35,368,600
------------------------------------------------------------------------------------------------------
U.S. Bancorp(2)                                                           1,000,000         26,060,000
------------------------------------------------------------------------------------------------------
Wells Fargo & Co.                                                         2,180,000         60,909,200
                                                                                           -----------
                                                                                           122,337,800
------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES-4.7%
JPMorgan Chase & Co.(2)                                                   2,000,000         80,900,000
------------------------------------------------------------------------------------------------------
KKR Financial Holdings LLC                                                3,175,000         30,130,750
                                                                                           -----------
                                                                                           111,030,750
------------------------------------------------------------------------------------------------------
INSURANCE-6.7%
Assured Guaranty Ltd.(2)                                                  1,250,000         17,687,500
------------------------------------------------------------------------------------------------------
Everest Re Group Ltd.(2)                                                    450,000         36,954,000
------------------------------------------------------------------------------------------------------
Genworth Financial, Inc., Cl. A(2)                                        1,125,000          9,360,000
------------------------------------------------------------------------------------------------------
MetLife, Inc.                                                             1,450,000         59,754,500
------------------------------------------------------------------------------------------------------
Old Republic International Corp.                                          1,475,000         15,399,000
------------------------------------------------------------------------------------------------------
XL Group plc                                                              1,025,000         21,033,000
                                                                                           -----------
                                                                                           160,188,000
------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS-2.0%
Apollo Commercial Real Estate Finance, Inc.(2,3)                          1,010,750         15,727,270
------------------------------------------------------------------------------------------------------
Cypress Sharpridge Investments, Inc.                                      1,075,000         13,233,250
------------------------------------------------------------------------------------------------------
Starwood Property Trust, Inc.                                               930,000         18,042,000
                                                                                           -----------
                                                                                            47,002,520
------------------------------------------------------------------------------------------------------
HEALTH CARE-9.2%
------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY-0.3%
------------------------------------------------------------------------------------------------------
PDL BioPharma, Inc.                                                       1,220,000          7,551,800
------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES-0.4%
Medtronic, Inc.                                                             270,150          9,738,908
------------------------------------------------------------------------------------------------------
PHARMACEUTICALS-8.5%
Abbott Laboratories(2)                                                      455,000         23,350,600
------------------------------------------------------------------------------------------------------
GlaxoSmithKline plc, ADR                                                    525,000         23,320,500
------------------------------------------------------------------------------------------------------
Johnson & Johnson(2)                                                        165,000         10,690,350
------------------------------------------------------------------------------------------------------
Merck & Co., Inc.                                                         1,467,500         50,085,775
------------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                              3,000,000         57,720,000
------------------------------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd., Sponsored ADR                          775,000         36,146,000
                                                                                           -----------
                                                                                           201,313,225

2 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS   July 29, 2011* (Unaudited)

                                                                    Shares            Value
----------------------------------------------------------------------------------------------
INDUSTRIALS-4.7%
----------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE-1.1%
General Dynamics Corp.                                              325,000        $22,145,500
----------------------------------------------------------------------------------------------
Lockheed Martin Corp.(2)                                             50,000          3,786,500
                                                                                   -----------
                                                                                    25,932,000
----------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES-1.1%
General Electric Co.                                                492,500          8,820,675
----------------------------------------------------------------------------------------------
Tyco International Ltd.(2)                                          382,500         16,940,925
                                                                                   -----------
                                                                                    25,761,600
----------------------------------------------------------------------------------------------
MACHINERY-0.4%
Ingersoll-Rand plc                                                  275,000         10,290,500
----------------------------------------------------------------------------------------------
MARINE-1.5%
Box Ships, Inc.(1,3)                                              1,750,000         18,480,000
----------------------------------------------------------------------------------------------
Costamare, Inc.                                                     515,000          8,487,200
----------------------------------------------------------------------------------------------
Diana Containerships, Inc.(1,3)                                   1,475,000          9,956,250
                                                                                   -----------
                                                                                    36,923,450
----------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS-0.6%
Aircastle Ltd.(2)                                                 1,157,500         13,253,375
----------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY-6.1%
----------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-0.9%
Cisco Systems, Inc.                                                  40,000            638,800
----------------------------------------------------------------------------------------------
QUALCOMM, Inc.                                                      395,000         21,638,100
                                                                                   -----------
                                                                                    22,276,900
----------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS-0.6%
Seagate Technology                                                  950,000         13,195,500
----------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS-0.3%
Corning, Inc.                                                       500,000          7,955,000
----------------------------------------------------------------------------------------------
OFFICE ELECTRONICS-0.4%
Xerox Corp.                                                       1,000,000          9,330,000
----------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-1.1%
Intel Corp.                                                       1,175,000         26,237,750
----------------------------------------------------------------------------------------------
SOFTWARE-2.8%
Microsoft Corp.                                                   2,424,100         66,420,340
----------------------------------------------------------------------------------------------
MATERIALS-2.7%
----------------------------------------------------------------------------------------------
CHEMICALS-0.9%
LyondellBasell Industries NV, Cl. A                                 200,000          7,892,000
----------------------------------------------------------------------------------------------
Mosaic Co. (The)                                                    175,000         12,376,000
                                                                                   -----------
                                                                                    20,268,000
----------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING-0.7%
Rock-Tenn Co., Cl. A                                                250,000         15,365,000
----------------------------------------------------------------------------------------------
METALS & MINING-0.1%
Xstrata plc, Unsponsored ADR                                        650,000          2,749,500
----------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS-1.0%
International Paper Co.                                             810,000         24,057,000
----------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES-5.3%
----------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES-5.3%
AT&T, Inc.(2)                                                     1,580,000         46,230,800
----------------------------------------------------------------------------------------------
CenturyLink, Inc.(2)                                              1,225,000         45,459,750

3 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS   July 29, 2011* (Unaudited)

                                                                             Shares                Value
-----------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES CONTINUED
-----------------------------------------------------------------------------------------------------------
Consolidated Communications Holdings, Inc.(2)                                  785,000          $14,145,700
-----------------------------------------------------------------------------------------------------------
Frontier Communications Corp.                                                2,650,000           19,848,500
                                                                                              -------------
                                                                                                125,684,750
-----------------------------------------------------------------------------------------------------------
UTILITIES-4.4%
-----------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES-3.8%
-----------------------------------------------------------------------------------------------------------
American Electric Power Co., Inc.                                              465,000           17,139,900
-----------------------------------------------------------------------------------------------------------
Edison International, Inc.(2)                                                  537,500           20,462,625
-----------------------------------------------------------------------------------------------------------
Entergy Corp.(2)                                                               358,750           23,964,500
-----------------------------------------------------------------------------------------------------------
FirstEnergy Corp.                                                              535,000           23,887,747
-----------------------------------------------------------------------------------------------------------
PPL Corp.                                                                      217,500            6,068,250
                                                                                              -------------
                                                                                                 91,523,022
-----------------------------------------------------------------------------------------------------------
MULTI-UTILITIES-0.6%
National Grid plc, Sponsored ADR                                               277,500           13,650,225
                                                                                              -------------
Total Common Stocks (Cost $1,786,567,723)                                                     1,894,886,089
-----------------------------------------------------------------------------------------------------------
PREFERRED STOCKS-6.1%
-----------------------------------------------------------------------------------------------------------
Apache Corp., 6% Cv., Series D, Non-Vtg.                                       185,000           12,050,900
-----------------------------------------------------------------------------------------------------------
Citigroup, Inc., 7.50% Cv.                                                     477,500           53,551,625
-----------------------------------------------------------------------------------------------------------
General Motors Co., 4.75% Cv., Series B, Non-Vtg.                            1,225,000           56,607,250
-----------------------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.
 (The), 7.25% Cv., Series F, Non-Vtg.                                         385,000             9,163,000
-----------------------------------------------------------------------------------------------------------
PPL Corp., 8.75% Cv.                                                           100,000            5,352,800
-----------------------------------------------------------------------------------------------------------
Synovus Financial Corp., 8.25% Cv.                                             452,500            8,457,225
                                                                                              -------------
Total Preferred Stocks (Cost $155,038,629)                                                      145,182,800

                                                                                    Principal
                                                                                       Amount
-----------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES-9.0%
AMR Corp., 6.25% Cv. Sr. Unsec. Nts., 10/15/14                                    $24,000,000          20,850,000
-----------------------------------------------------------------------------------------------------------------
CNO Financial Group, Inc.:                                                         15,316,000          23,778,090
7% Cv. Sr. Unsec. Unsub. Nts., 12/30/16
7% Cv. Sr. Unsec. Unsub. Nts., 12/30/16                                             5,907,000           9,170,618
7% Cv. Sr. Unsec. Unsub. Nts., 12/30/16                                               608,000             943,920
-----------------------------------------------------------------------------------------------------------------

Continental Airlines, Inc., 4.50% Cv. Sr. Unsec. Unsub. Nts., 1/15/15              24,750,000          30,349,688
-----------------------------------------------------------------------------------------------------------------
General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29                          21,250,000          27,943,750
-----------------------------------------------------------------------------------------------------------------
MGIC Investment Corp., 9% Cv. Jr. Unsec. Sub. Bonds, 4/1/63(4)                     38,000,000          25,935,000
-----------------------------------------------------------------------------------------------------------------
Navistar International Corp., 3% Cv. Sr. Sub. Nts., 10/15/14                       18,250,000          22,447,500
-----------------------------------------------------------------------------------------------------------------
PMI Group, Inc. (The), 4.50% Cv. Sr. Nts., 4/15/20                                 24,000,000          11,550,000
-----------------------------------------------------------------------------------------------------------------
Radian Group, Inc., 3% Cv. Sr. Unsec. Unsub. Nts., 11/15/17                        23,500,000          15,891,875
-----------------------------------------------------------------------------------------------------------------
Rite Aid Corp., 8.50% Cv. Sr. Unsec. Unsub. Nts., 5/15/15                          20,204,000          21,163,690
-----------------------------------------------------------------------------------------------------------------
Textron, Inc., 4.50% Cv. Sr. Unsec. Nts., 5/1/13                                    2,000,000           3,665,000
                                                                                                      -----------

Total Convertible Corporate Bonds and Notes (Cost $230,378,229)                                       213,689,131
-----------------------------------------------------------------------------------------------------------------
STRUCTURED SECURITIES-5.5%
Barclays Bank plc:
Allegheny Technologies, Inc. Yield Enhanced Equity Linked Debt Securities             167,225           9,801,057
Celanese Corp. Yield Enhanced Equity Linked Debt Securities                           198,109          10,800,903
Lear Corp. Yield Enhanced Equity Linked Debt Securities                               499,951          24,322,616
-----------------------------------------------------------------------------------------------------------------

4 | Oppenheimer Equity Income Fund, Inc.

'
Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS   July 29, 2011* (Unaudited)

                                                                      Principal
                                                                         Amount          Value
----------------------------------------------------------------------------------------------
Barclays Bank plc, GenOn Energy, Inc. Yield Enchanced Equity
Linked Debt Securities                                               $2,538,072     $9,644,674
----------------------------------------------------------------------------------------------
Citigroup Funding, Inc., Ford Motor Co. Premium Equity
Redemption Quarterly-pay Securities                                     677,049      8,440,567
----------------------------------------------------------------------------------------------
Credit Suisse AG:
Apple, Inc. Equity Linked Nts.                                           30,000     11,137,950
Sprint Nextel Corp. Equity Linked Nts.                                2,253,000     10,003,320
----------------------------------------------------------------------------------------------
Deutsche Bank AG London:
Ford Motor Co. Equity Linked Nts.(5)                                    628,200      7,695,450
Lear Corp. Yield Enhanced Equity Linked Debt Securities(4)              292,000     14,386,840
----------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The):
Apple, Inc. Equity Linked Nts.(5)                                        29,650     11,205,975
OfficeMax, Inc. Equity Linked Nts.(5)                                   740,750      5,560,070
----------------------------------------------------------------------------------------------
Morgan Stanley, Ford Motor Co. Performance Equity Linked
Redemption Quarterly-pay Securities(4)                                  684,000      8,573,940
                                                                                   -----------

Total Structured Securities (Cost $143,274,748)                                    131,573,362

                                                                          Shares
------------------------------------------------------------------------------------------------
INVESTMENT COMPANY-0.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.13%(3,6)
(Cost $4,554,185)                                                      4,554,185       4,554,185
------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $2,319,813,514)                         100.6%   2,389,885,567
------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                      (0.6)    (14,403,470)
                                                                       -------------------------
Net Assets                                                                100.0%  $2,375,482,097
                                                                       =========================

Footnotes to Statement of Investments

* July 29, 2011 represents the last business of the Fund's quarterly period. See accompanying Notes

1. Non-income producing security.

2. All or a portion of the security position is held in collateralized accounts to cover potential obligations with respect to outstanding written options. See accompanying Notes.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 29, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                               SHARES        GROSS        GROSS          SHARES
                                                   OCTOBER 29, 2010(A)   ADDITIONS   REDUCTIONS   JULY 29, 2011
---------------------------------------------------------------------------------------------------------------
Apollo Commercial Real Estate Finance, Inc.                   700,000      325,000       14,250      1,010,750
Box Ships, Inc.                                                     -    1,750,000            -      1,750,000
Diana Containership, Inc.                                           -    1,475,000            -      1,475,000
Oppenheimer Institutional Money Market Fund, Cl. E         53,169,685  455,170,576  503,786,076      4,554,185

                                                                                REALIZED
                                                            VALUE      INCOME       LOSS
----------------------------------------------------------------------------------------
Apollo Commercial Real Estate Finance, Inc.           $15,727,270  $  951,570  $  52,944
Box Ships, Inc.                                        18,480,000           -          -
Diana Containership, Inc.                               9,956,250           -          -
Oppenheimer Institutional Money Market Fund, Cl. E      4,554,185      80,174          -
                                                      ----------------------------------
                                                      $48,717,705  $1,031,744  $  52,944
                                                      ==================================

a. October 29, 2010 represents the last business day of the Fund's 2010 fiscal year. See accompanying Notes.

5 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS   July 29, 2011* (Unaudited)

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $48,895,780 or 2.06% of the Fund's net assets as of July 29, 2011.

5. Restricted security. The aggregate value of restricted securities as of July 29, 2011 was $24,461,495, which represents 1.03% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:


                                                                                                                UNREALIZED
                                                                     ACQUISITION                              APPRECIATION
SECURITY                                                                    DATE         COST        VALUE   (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------

Deutsche Bank AG, London, Ford Motor Co. Equity Linked Nts.              4/26/11  $10,000,944  $ 7,695,450  $   (2,305,494)
Goldman Sachs Group, Inc. (The), Apple, Inc. Equity Linked Nts.           4/8/11   10,003,317   11,205,975       1,202,658
Goldman Sachs Group, Inc. (The), OfficeMax, Inc. Equity Linked Nts.       3/1/11   10,000,125    5,560,070      (4,440,055)
                                                                                  -----------------------------------------
                                                                                  $30,004,386  $24,461,495  $   (5,542,891)
                                                                                  =========================================


6. Rate shown is the 7-day yield as of July 29, 2011.

6 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS   July 29, 2011* (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

  1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

  2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

  3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of July 29, 2011 based on valuation input level:

                                                                                                LEVEL 3-
                                                       LEVEL 1-              LEVEL 2-        SIGNIFICANT
                                                     UNADJUSTED     OTHER SIGNIFICANT       UNOBSERVABLE
                                                   QUOTED PRICES    OBSERVABLE INPUTS             INPUTS             VALUE
--------------------------------------------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary                        $   265,553,848         $          -       $          -     $  265,553,848
   Consumer Staples                                   85,995,875                    -                  -         85,995,875
   Energy                                            272,481,773                    -                  -        272,481,773
   Financials                                        501,376,748                    -                  -        501,376,748
   Health Care                                       218,603,933                    -                  -        218,603,933
   Industrials                                       112,160,925                    -                  -        112,160,925
   Information Technology                            145,415,490                    -                  -        145,415,490
   Materials                                          62,439,500                    -                  -         62,439,500
   Telecommunication Services                        125,684,750                    -                  -        125,684,750
   Utilities                                         105,173,247                    -                  -        105,173,247
Preferred Stocks                                      20,508,125          124,674,675                  -        145,182,800
Convertible Corporate Bonds and Notes                          -          213,689,131                  -        213,689,131
Structured Securities                                          -          131,573,362                  -        131,573,362
Investment Company                                     4,554,185                    -                  -          4,554,185
                                                 --------------------------------------------------------------------------
Total Assets                                     $ 1,919,948,399         $469,937,168       $          -     $2,389,885,567
                                                 --------------------------------------------------------------------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Appreciated options written, at value            $    (5,048,078)        $          -       $          -     $   (5,048,078)
Depreciated options written, at value                 (6,968,820)                                                (6,968,820)
                                                  --------------------------------------------------------------------------
Total Liabilities                                $   (12,016,898)        $          -       $          -     $  (12,016,898)
                                                  --------------------------------------------------------------------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

7 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS   July 29, 2011* (Unaudited)

WRITTEN OPTIONS AS OF JULY 29, 2011 ARE AS FOLLOWS:
                                                     NUMBER                                                        UNREALIZED
                                                         OF   EXERCISE  EXPIRATION     PREMIUMS                  APPRECIATION/
DESCRIPTION                                 TYPE  CONTRACTS      PRICE        DATE     RECEIVED         VALUE   (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------------
Ashford Hospitality Trust                   Put       5,000  $   12.50     8/22/11  $   269,882  $   (725,000)  $     (455,118)
Assured Guaranty Ltd.                       Call        750      17.00     8/22/11       22,483       (18,000)           4,483
Assured Guaranty Ltd.                       Call        250      16.00     8/22/11       11,494        (9,500)           1,994
Assured Guaranty Ltd.                       Put       2,250      14.00     9/19/11      216,105      (272,250)         (56,145)
Cisco Systems, Inc.                         Put       7,850      19.00     8/22/11    2,035,897    (2,331,450)        (295,553)
CONSOL Energy, Inc.                         Call      1,000      57.50     8/22/11       70,726       (71,000)            (274)
CONSOL Energy, Inc.                         Call      1,000      55.00     8/22/11      117,950      (146,000)         (28,050)
CONSOL Energy, Inc.                         Call      1,000      60.00     9/19/11      118,475      (119,000)            (525)
Edison International, Inc.                  Call         50      40.00     8/22/11        1,999          (250)           1,749
Ensco plc, Sponsored ADR                    Call         50      55.00     8/22/11        6,699        (4,500)           2,199
Ensco plc, Sponsored ADR                    Put       4,250      52.50     8/22/11      988,135      (616,250)         371,885
Ensco plc, Sponsored ADR                    Put       4,000      55.00     9/19/11    2,467,862    (1,720,000)         747,862
Exxon Mobil Corp.                           Put       1,000      82.50     8/22/11      241,583      (350,000)        (108,417)
Exxon Mobil Corp.                           Put         950      85.00    10/24/11      732,139      (598,500)         133,639
Foot Locker, Inc.                           Call      1,750      25.00     8/22/11       88,221       (26,250)          61,971
Genworth Financial, Inc., Cl. A             Put       2,321      13.00     9/19/11      455,500    (1,090,870)        (635,370)
Halliburton Co.                             Call      2,000      55.00     9/19/11      738,931      (586,000)         152,931
Halliburton Co.                             Call      1,750      52.50     9/19/11      959,192      (770,000)         189,192
Hanesbrands, Inc.                           Put       2,500      30.00     9/19/11      247,139      (325,000)         (77,861)
Ingersoll-Rand plc                          Put       2,250      40.00     8/22/11      263,309      (765,000)        (501,691)
Johnson & Johnson                           Call        500      67.50     8/22/11       67,987        (8,500)          59,487
JPMorgan Chase & Co.                        Put       1,500      40.00     8/22/11      200,462      (157,500)          42,962
JPMorgan Chase & Co.                        Put         404      45.00     8/22/11      204,007      (185,840)          18,167
KKR Financial Holdings LLC                  Put         450      10.00     8/22/11       24,289       (33,750)          (9,461)
Lockheed Martin Corp.                       Call        500      82.50     8/22/11       79,487        (7,500)          71,987
Marathon Oil Corp.                          Call      1,500      52.50     8/22/11      190,463      (202,500)         (12,037)
MDC Holdings, Inc.                          Call        250      26.00     8/22/11        8,494             -            8,494
MDC Holdings, Inc.                          Put         500      27.00     9/19/11      169,485      (210,000)         (40,515)
Microsoft Corp.                             Put       2,284      27.00     8/22/11      614,351      (130,188)         484,163
Mosaic Co. (The)                            Put       1,000      65.00     8/22/11      278,712       (68,000)         210,712
Mosaic Co. (The)                            Put         325      65.00     9/19/11       65,641       (53,300)          12,341
Pfizer, Inc.                                Put       3,000      20.00     8/22/11      181,429      (327,000)        (145,571)
Philip Morris International, Inc.           Call      1,000      72.50     8/22/11      108,465       (88,000)          20,465
Tyco International Ltd.                     Call        825      52.50     8/22/11       63,736             -           63,736
                                                                                    ------------------------------------------
                                                                                    $12,310,729  $(12,016,898)  $      293,831
                                                                                    ==========================================

NOTES TO STATEMENT OF INVESTMENTS

QUARTERLY AND ANNUAL PERIODS. Since July 29, 2011 represents the last day during the Fund's quarterly period on which the New York Stock Exchange was open for trading, the Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

Since October 29, 2010 represents the last day during the Fund's 2010 fiscal year on which the New York Stock Exchange was open for trading, the Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

8 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS   July 29, 2011* (Unaudited)

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

Structured securities are valued utilizing price quotations obtained from broker-dealers or independent pricing services. Values are determined based upon market inputs which typically include the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

9 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS   July 29, 2011* (Unaudited)

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

10 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS   July 29, 2011* (Unaudited)

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The Fund has purchased put options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended July 29, 2011, the Fund had an ending monthly average market value of $0 on purchased put options.

11 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS   July 29, 2011* (Unaudited)

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended July 29, 2011, the Fund had an ending monthly average market value of $3,511,196 and $5,677,098 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended July 29, 2011 was as follows:

                                  CALL OPTIONS                 PUT OPTIONS
                           -------------------------   --------------------------
                            NUMBER OF      AMOUNT OF      NUMBER OF     AMOUNT OF
                            CONTRACTS       PREMIUMS      CONTRACTS      PREMIUMS
---------------------------------------------------------------------------------
Options outstanding as of
October 29, 2010              40,055   $   2,848,012        25,925   $  3,559,055
Options written              207,705      29,620,497       379,927     41,445,099
Options closed or expired   (205,674)    (25,300,579)     (301,225)   (28,214,159)
Options exercised            (27,911)     (4,513,128)      (62,793)    (7,134,068)
                           ------------------------------------------------------
Options outstanding as of
July 29, 2011                 14,175   $   2,654,802        41,834   $  9,655,927
                           ======================================================

RESTRICTED SECURITIES

As of July 29, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 29, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities           $2,326,291,682
Federal tax cost of other investments      (12,310,729)
                                         --------------
Total federal tax cost                   $2,313,980,953
                                         ==============

Gross unrealized appreciation            $ 181,618,934
Gross unrealized depreciation             (117,731,218)
                                         -------------
Net unrealized appreciation              $  63,887,716
                                         =============

12 | Oppenheimer Equity Income Fund, Inc.

ITEM 2. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 07/29/2011, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Income Fund, Inc.

By: /s/ William F. Glavin, Jr.
    ----------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 09/13/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William F. Glavin, Jr.
    ----------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 09/13/2011

By: /s/ Brian W. Wixted
    ----------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 09/13/2011